A New Champion in GI With A One Tract Mind Focused on Rare, Orphan and Unmet Needs May 2020

Forward Looking Statements This presentation includes forward-looking statements based upon the Company's current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, the potential effects of the ongoing coronavirus outbreak and related mitigation efforts on the Company's clinical, financial and operational activities; the Company's continued listing on Nasdaq; expectations regarding future financings; the future operations of the Company; the nature, strategy and focus of the Company; the development and commercial potential and potential benefits of any product candidates of the Company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; the Company having sufficient resources to advance its pipeline; and any other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the the impact of COVID-19 on our operations, clinical trials or proposed merger and future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger and the Naia acquisition, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, its quarterly report on form 10Q for the quarter ended March 31, 2020, and in other filings the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Investment Highlights NASDAQ listed NM-002 Larazotide Focused on Leading (NMTR) Our proprietary First drug to move increasing institutional focused on rare, long-acting GLP-1 into a Phase 3 trial shareholder investor support orphan and unmet agonist for short in celiac disease value by creating needs in bowel syndrome, with data readout solutions for GI gastrointestinal an underserved, in 2021 diseases with high disorders debilitating orphan unmet needs disease with through capital multiple near-term efficient data development & read-outs commercialization pathways 3

Leadership Team John Temperato President & CEO Edward Sitar Chief Financial Officer Patrick Griffin, MD Chief Medical Officer Sireesh Appajosyula, SVP, Corporate Development PharmD & Operations Nir Barak, MD SVP, Clinical Affairs 4

9 Meters in Circuitous Length - But a Straight-Forward Strategy GI-Centric, Patient-Focused Develop Acquire / Ÿ Acquire targeted clinical compounds capital efficient Partner Ÿ Agnostic within GI tract if needs are unmet + regulatory aligned to focus predicates Ÿ Rare, orphan & unmet needs allows for targeted patient profiling within GI Rare, orphan & unmet needs in GI Focus Provides Ÿ Capital efficient development pathway Commercialize Ÿ Market protection enhancements efficient US footprint; Ÿ Capital efficient commercialization strategic ROW Ÿ Payer leverage partnerships 5

# Diverse Pipeline Led by Programs in Celiac Disease and Short Bowel Syndrome

| Program | Class *(Route)* | Indication | Type | R & D | Phase 1 | Phase 2 | Phase 3 | Rights | Upcoming Milestone |
|---|---|---|---|---|---|---|---|---|---|
| **Larazotide** | Tight Junction Regulator *(Oral; Gut Restricted)* | Celiac Disease | NCE | Phase 3 Ongoing | | | | Global | Topline readout Phase 3 → 2H'21 |
| **NM-002** | Long-Acting GLP-1 *(Injectable)* | Short Bowel Syndrome | NCE | Phase 1b/2a | | | Orphan (US) | Global | Initiate Phase 1b/2a → 2H'20 |
| **NM-003** | Long-Acting GLP-2 *(Injectable)* | Orphan Indication TBD | NCE | Entering Phase 1 | | | | Global | Lead indication selection → 2H'20 |
| **NM-004** | Immunomodulator *(Oral; Gut Restricted)* | Orphan Indication TBD | NCE | Phase 2a Ready | | Orphan (US) Granted Pediatric UC | | Global (excludes Asia; includes Japan) | Lead indication selection → 2H'20 |

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# Multiple Inflection Points Over Next 24 Months

## 1H 2020

- 9 Meters Biopharma, Inc. Nasdaq listed (NMTR) and now fully integrated post-mergers
- $22.5M financing allows runway to complete near-term goals
- R & D Investor Day
  Replay Link
  (May 13, 2020)

## 2H 2020

- Initiate Phase 1b/2a SBS Study (NM-002)
- Initiate monetization of non-core assets
- Lead indication selection of GLP-2 agonist (NM-003)
- Lead indication selection of immunomodulator (NM-004)

## 1H 2021

- Top-line results Phase 1b/2a SBS (NM-002)
- Interim analysis: Phase 3 larazotide in celiac disease
- Initiate RoW partnering process in SBS (NM-002)
- Potential non-dilutive financing for 2nd celiac disease Phase 3

## 2H 2021

- Start Phase 3 SBS Study (NM-002)
- Top-line larazotide Phase 3 readout in celiac disease

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NM-002: Long-Acting GLP-1 Agonist Short Bowel Syndrome (SBS); Orphan designation

# Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease

**Orphan disease (orphan designation granted) with an underserved market**

**Affects up to 20,000 in the U.S. with similar prevalence in Europe[1,2]**

**Severe disease with life-changing consequences**

Impaired intestinal absorption, diarrhea & metabolic complications[3]

**Life-long dependency on parenteral support (PS)**

Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment[4]

| Normal | SBS patient |
|---|---|
| Length of GI tract ~ 9.0 m /~ 30 ft | Length of GI tract < 2.0 m /~ 6.5 ft |





[1]Jeppesen P. Expert Opin Orphan Drugs; 1:515-25; [2]Transparency Market Research; Short Bowel Syndrome Market, 2017; [3]Amiot A et al. Clin Nutr 2013;32:368–74; Boland E et al. Am J Surg 2010;200:690–3; [4]Bielawska B. Nutrients 2017;9:466–79; Pironi L et al. Clin Nutr 2016;352:247–307; Hofstetter S et al. Curr Med Res Opin 2013;29:495–504

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New Approach to SBS with Long-Acting GLP-1 Agonist Long Acting GLP-1 (exenatide) licensed from Amunix exenatide XTEN • Developed specifically for gastric effects in SBS patients • Different from GLP-1s used for glycemic effects in diabetes patients • Dosing twice monthly; potentially monthly • Potentially improves therapeutic index of GLP-1 mechanism with lower drugexposure in SBS vs. that used to treat diabetes • Patent portfolio covers product into mid 2030s • XTEN long-acting technology licensed by Roche from Amunix for non- competing therapeutic areas ($40M upfront) 10

# Key Advantages of Our Approach to Short Bowel Syndrome

| Limitations of GLP-2 Analogues | | Long-acting GLP-1 agonist (NM-002) |
|---|---|---|
| Daily injection to once-weekly forms | Frequency of Dose ⇨ | ✓ Fewer doses than currently approved GLP-2 product |
| REMS: Neoplastic growth warning (trophic) | Safety ⇨ | ✓ GLP-1 is a known target (decades of usage); potential improved safety with lower exposure |
| Decrease PS volume by > ~20%<br>• ~5% d/c of PS per trials | Efficacy ⇨ | ✓ Lower parenteral volume intake or discontinue support entirely |
| Onset of action in weeks-to-months (~ 8 weeks) | Onset of Action ⇨ | ✓ Benefits potentially within first week b/c of mechanism of action |

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NM-002 GI Safety in Diabetic Patients (P1 Single-Dose Study) Gastrointestinal Side Effect 12.5 mg 25 mg 50 mg 100 mg 150 mg 200 mg PBO Overall Reported (n=8) (n=10) (n=9) (n=8) (n=9) (n=8) (n=18) (n=70) Nausea 0 1 (10%) 1 (11%) 2 (25%) 8 (89%) 5 (63%) 2 (11%) 19 (27%) Dyspepsia 0 0 0 1 (13%) 1 (11%) 1 (13%) 0 3 (4%) Vomiting 0 0 0 1 (13%) 4 (44%) 4 (50%) 1 (6%) 10 (14%) Constipation 0 0 0 0 3 (33%) 0 0 3 (4%) Eructation (Belching) 0 0 0 0 2 (22%) 1 (13%) 0 3 (4%) Diarrhea 0 0 0 0 1 (11%) 0 3 (17%) 4 (6%) Epigastric Discomfort 0 0 0 0 1 (11%) 2 (25%) 0 3 (4%) There were no serious adverse events reported and no patients were withdrawn from the study due to adverse events. The majority of adverse events, 76% (173 of 227) were mild (Grade 1) in severity. No adverse events of Grade 3 or greater (severe or above) were reported during the study. Cleleand, J et. al. Diabetologia (2012) 55:[Suppl1]S1–S538; Abstract #821. pp. s338-339; Data on file 12

Proof-of-Concept of Exenatide (GLP-1 agonist) in SBS Patients • Five patients with SBS based on <90 cm of small bowel and clinical evidence of nutritional deprivation selected • Each patient started on 5µg dose of exenatide BID and continued over the following month, baseline parameters repeated • The subjects consisted of four males and one female, aged 46–69 years • At baseline, all had severe diarrhea (from 6 to 15 bowel movements per day) often within minutes of eating • Post exenatide, all patients had improvement in bowel frequency and form and no longer meal-related • Total parenteral nutrition was stopped successfully in three patients • Antroduodenal manometry revealed continuous low amplitude gastric contractions during fasting which completely normalized with exenatide 13

Phase 1b/2a SBS Clinical Study Design 7 Day Safety 7 Day Safety 7 Day Safety Assessment Assessment Assessment Dose 1 Cohort Dose 2 Cohort n = 1 to 2 n = 1 to 2 Dose 1 Cohort Total n~12 Screening n = 2 Dose 2 Cohort n = 2 Dose 3 Cohort Dose 3 Cohort n = 2 N = 1 to 2 Study Details & Objectives: • Single-center study (Cedars-Sinai) and IRB approved • To assess the safety and tolerability of three doses of NM-002 in patients with SBS • Determine change in urine output over two 48-hour periods post-dose compared to baseline • Secondary endpoint: Parenteral support volume 14

Comparable Deals/Companies in SBS October 2015 May 2019 August 2017 Acquires for $340 million upfront+ $470 Approved for SBS in 2012 million CVRs (2019); GLP-2 asset for Raised $78 million by August 2017 SBS in spin-off (VectivBio) Acquired NPS for $5.2 Billion Acquires post $60 million mezzanine Current Market Cap* financing in 2018 led by Novo Ventures ~$1.25 Billion (Apraglutide (GLP-2): Phase 1 complete for SBS) (Glepaglutide (GLP-2)in Phase 3 for SBS) *Mkt cap as of May 4, 2020 15

Larazotide: Oral, Non-Absorbable Tight-Junction Regulator Celiac Disease

# Celiac Disease: Autoimmune Disorder with a Genetic Link

## Triggered by dietary gluten

- Intestinal epithelia barrier leakiness leads to "Intestinal-Inflammatory Loop"
- Eventually, intestinal surface (villi) *become atrophied*

## Genetic Link

- Worldwide prevalence of around 1% and on the rise[1]
  - Celiac patients have a specific HLA class II gene variant[2]
    - HLA-DQ2 (~95%) or,
    - HLA-DQ8 (5%)[2]
- Genome-Wide Assoc. Studies (GWAS) link disease to four genes involved with regulation of tight junctions[3]

## Gluten Free Diet (GFD) is the only therapy

- Nutritional imbalances
- Cost burden to patients



| GI Abdominal Domain Symptoms | |
|---|---|
| ***Abdominal Pain*** | ***Abdominal Cramps*** |
| ***Bloating*** | ***Gas*** |

**Prevalence**

- **US & EU ~1%**
- **US ~3.2 million**
- EU ~3.5 million
- ROW ~15 million

[1] Schuppan and Dieterich, UpTo Date (2018)
[2] Fasano, A. Genetics of Celiac Disease (Nov 2019) https://emedicine.medscape.com/article/1790189-overview
[3] Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Trends in Genetics, 32(5), pp.295-308

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Larazotide Normalizes the Intestinal Barrier in Celiac Disease Larazotide is an 8 amino acid peptide which normalizes disrupted tight junctions Larazotide description: This octapeptide acts on the epithelial cells of the intestine to decrease tight junction (TJ) permeability, thereby preventing the gliadin-induced inflammatory cytokine release seen with TJ dysfunction that is the hallmark of celiac disease. (IFN α, IFN γ, TNF, IL 4, IL 5 and IL 21) Adapted from: Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Understanding celiac disease by genomics. Trends in Genetics, 32(5), pp.295-308 18

# Key Advantages: Our Approach to Celiac Disease

| Gluten-Free Diet (GFD) is the only option | | Larazotide |
|---|---|---|
| Non-adherence is a common as diet is restrictive and difficult to follow[1] | Mechanism ➔ | ✓ Novel peptide tight-junction regulator; oral administration |
| Inadvertent exposure: gluten containing lip-balms, supplements & vitamins, as well as medications | Safety ➔ | ✓ Gut-restricted and non-systemic |
| Nutritional imbalances: low in B vitamins, calcium, vitamin D, iron, zinc, magnesium, and fiber[2] | Efficacy ➔ | ✓ Statistically significant Phase 2 program; validated PRO with enhanced Phase 3 design |
| QOL: potential negative implications of hypervigilance to GFD[3] | Opportunity ➔ | ✓ Large market opportunity/first-mover advantage |

1. Hall N., Rubin G., Charnock A. (2013) Intentional and inadvertent non-adherence in adult coeliac disease. A cross-sectional survey. *Appetite* 68: 56–62.
2. Kupper C. (2005) Dietary guidelines and implementation for celiac disease *Gastroenterology* 128 (4 Suppl 1), pp. S121-S127.
3. Wolf RL, Lebwohl B, Lee AR, et al. Hypervigilance to a Gluten-Free Diet and Decreased Quality of Life in Teenagers and Adults with Celiac Disease *Dig Dis Sci*. 2018;63(6):1438-1448. doi:10.1007/s10620-018-4936-4

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# Phase 2: PRO Endpoints Show Robust Treatment Effect

CeD-GSRS:
Primary Endpoint for Phase 2b



Mean weekly average on-treatment CeD-GSRS score
Placebo
0.5 mg
1.0 mg
2.0 mg
CeD-GSRS score (mean)
3.6
3.5
3.4
3.3
3.2
3.1
3.0
2.9
2.8
2.7
2.6
2.5
2.4
2.3
P = .590 (ANCOVA)
P = .264 (MMRM)
P = .900 (ANCOVA)
P = .994 (MMRM)
P = .022 (ANCOVA)
P = .005 (MMRM)
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Double-blind treatment

| *Dose* | 0.5mg | 1mg | 2mg |
|---|---|---|---|
| CeD GSRS[1] p values | 0.022 | 0.900 | 0.590 |

Positive Phase 2b with Statistically Significant
**p Value at Therapeutic Dose**

CeD PRO[1] Responder[2] Analysis P2b Trial
('012) Primary Endpoint for Phase 3



p = 0.022
30.0%
20.0%
10.0%
0.0%
% Responders*
14.3%
Treatment Effect
28.6%
Placebo
0.50mg

*n=84 for Placebo and n=84 for 0.5 mg dose*

Treatment effect > than approved IBS brands with Phase 3 PROs
*(Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®)*

[1]CeD PRO Abdominal Domain is the agreed upon endpoint for phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study
[2]Responder =Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks)
Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319
FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch)

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GI Safety of Larazotide in Celiac Patients (Phase 2b Study) Gastrointestinal Side Effect Reported PBO (n=84) 0.5 mg (n=85) 1 mg (n=84) 2 mg (n=87) Overall (n=256) Diarrhea 7 (8.3%) 7 (8.2%) 5 (6.0%) 8 (9.2%) 20 (7.8%) Nausea 9 (10.7%) 4 (4.7%) 7 (8.3%) 7 (8.0%) 18 (7.0%) Constipation 2 (2.4%) 3 (3.5%) 7 (8.3%) 5 (5.7%) 15 (5.9%) Abdominal pain 4 (4.8%) 1 (1.2%) 5 (6.0%) 6 (6.9%) 12 (4.7%) Abdominal pain upper 2 (2.4%) 3 (3.5%) 4 (4.8%) 2 (2.3%) 9 (3.5%) Flatulence 0 2 (2.4%) 4 (4.8%) 3 (3.4%) 9 (3.5%) Gastroesophageal reflux disease 0 2 (2.4%) 1 (1.2%) 6 (6.9%) 9 (3.5%) Abdominal distension 1 (1.2%) 2 (2.4%) 5 (6.0%) 1 (1.1%) 8 (3.1%) Vomiting 6 (7.1%) 2 (2.4%) 2 (2.4%) 3 (3.4%) 7 (2.7%) Dyspepsia 3 (3.6%) 1 (1.2%) 2 (2.4%) 2 (2.3%) 5 (2.0%) In multiple pre-clinical and clinical studies, neither larazotide acetate nor its metabolites were detected in human serum using highly sensitive assays, resulting in the decision by the FDA to grant a waiver of a thorough QT (TQT) study. Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319 21

# Phase 3 Primary Endpoint: CeD PRO Validated in Phase 2b


Celiac Symptoms
Abdominal cramping
Abdominal pain
Bloating
Gas
Constipation
Diarrhea
Loose stools
Nausea
Headaches
Extreme fatigue
Primary endpoint for Phase 3
GI Domain - key Secondary endpoint
Celiac Symptoms Domain
Abdominal
Diarrhea / Loose stools
Non-GI
Gastrointestinal Symptoms

**The CeD PRO was *pre-specified* and an exploratory endpoint in the Phase 2b Study**

*Thinking about your worst experience in the past 24 hours, how severe was each of the following symptoms? On the following screens, please tap a number to indicate how you felt. Patient chooses on a visual analogue scale 0-10, 10 being worst possible for following:*

- **Abdominal Cramping**
- **Abdominal Pain**
- **Bloating**
- **Gas**
- Constipation
- Diarrhea
- Loose Stools
- Nausea
- Vomiting
- Headache
- Tiredness

**Primary Efficacy Endpoint in Phase 3: Mean Change from Baseline for Celiac Disease symptom severity based on CeD PRO symptom scores**

Responder =Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks)
Source: Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319

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Phase 3 Trial Design in Celiac Disease Screening/Eligibility Period 24-week Double-Blind Treatment Phase Day 35 Day 21 Day 1 Day 28 ± 3 Day 56 ± 3 Day 84 ± 3 Day 112 ± 3 Day 168 ± 3 Week 5 Week 3 Baseline Week 4 Week 8 Week 12 Week 16 Week 24 Visit 1 Visit 2 Visit 3 Visit 4 Visit 5 Visit 6 Visit 7 Visit 8 (End) Placebo (~n = 210) Initiate Double-Blind Study Drug on Day 1 Larazotide 0.25 mg TID (~n = 210) Randomization 1:1:1 Larazotide 0.50 mg TID (~n = 210) 01 Primary Endpoint: CeD Pro 02 Key Inclusion Criteria Similar to 03 Phase 3 De-Risked Based on Phase 2b Abdominal Domain Score Phase 2b Learnings Study sites: >100 US sites currently Gluten free diet for 12 months, but still Exclude subjects likely to be placebo responders recruiting experiencing abdominal symptoms Enriched design via inclusion criteria targets patients Significantly powered at 90% with greater severity to increase treatment effect ClinicalTrials.gov Identifier: NCT03569007 23

Timeline & Upcoming Milestones 1H 2020 1H 2020 2H 2020 1H 2021 1H 2021 2H 2021 9 Meters Biopharma, Inc. 9 Meters Hosts Lead indication Top-line results Initiate RoW Start Phase 3 SBS Nasdaq listed (NMTR) and Research & selection of GLP-2 Phase 1b/2a partnering process in Study (NM-002) now fully integrated post- Development agonist (NM-003) SBS (NM-002 SBS (NM-002) mergers Day 2020 2021 (May) 1H 2020 2H 2020 2H 2020 1H 2021 2H 2021 $22.5M financing allows Initiate Lead indication Interim analysis: Top-line larazotide runway to complete Phase 1b/2a selection of Phase 3 larazotide Phase 3 readout in near-term goals SBS Study immunomodulator in celiac disease celiac disease (NM-002) (NM-004) 24

Thank You. John Temperato President & CEO jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com